UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 30, 1996


                                BALL CORPORATION
             (Exact name of registrant as specified in its charter)



                                     Indiana
                 (State or other jurisdiction of incorporation)



        1-7349                                          35-0160610
(Commission File Number)                       (IRS Employer Identification No.)



                  345 South High Street, Muncie, IN 47307-0407
               (Address of principal executive office) (Zip Code)


        Registrant's telephone number, including area code (317) 747-6100

                                BALL CORPORATION
                                    FORM 8-K
                             Dated December 30, 1996


Item 5. Restatement of Financial Statements for Exit of the Commercial Glass Packaging Business

On October 1, 1996, the company sold its remaining interest in Ball-Foster Glass Container Co., L.L.C., (Ball-Foster), a joint-venture company formed in 1995, to Compagnie de Saint-Gobain. With this sale, the company no longer participates in the manufacture of glass containers. Accordingly, the consolidated financial statements for the year ended December 31, 1995 and notes thereto, and the unaudited condensed consolidated financial statements for the nine month period ended September 29, 1996 and notes thereto, filed as Exhibit 13.1 and Exhibit 13.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference, have been restated from amounts previously reported to segregate the financial effects of the commercial glass packaging business as discontinued operations.


Note: This Current Report on Form 8-K and incorporated exhibits may contain forward-looking statements as encouraged by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are necessarily projections which are subject to change upon the occurrence of certain events which may affect the business, many of which are set forth in the company's Current Report on Form 8-K filed with the Securities and Exchange Commission on July 16, 1996.



 (c)   Exhibits.

13.1   Ball Corporation and Subsidiaries
       Consolidated Financial Statements
       For the year ended December 31, 1995
13.2   Ball Corporation and Subsidiaries
       Unaudited Condensed Consolidated Financial Statements
       For the nine month period ended September 29, 1996
23.1   Consent of Independent Accountants
27.1   Restated Financial Data Schedule for the year ended December 31, 1995
27.2   Restated Financial Data Schedule for the year ended December 31, 1994
27.3 Restated Financial Data Schedule for the nine month period ended September 29, 1996
27.4 Restated Financial Data Schedule for the nine month period ended October 1, 1995
27.5   Restated  Financial  Data  Schedule  for  the  six   month  period  ended
       June 30, 1996
27.6   Restated  Financial  Data  Schedule  for  the  six  month   period  ended
       July 2, 1995
27.7 Restated Financial Data Schedule for the three month period ended March 31, 1996
27.8 Restated Financial Data Schedule for the three month period ended April 2, 1995


       See Exhibit Index.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BALL CORPORATION
(Registrant)


By:                                      /s/  R. David Hoover
                                       R. David Hoover
                                       Executive Vice President,
                                       Chief Financial Officer and Treasurer

Date:                                     December 30, 1996

                                BALL CORPORATION
                                    FORM 8-K
                             Dated December 30, 1996

                                  EXHIBIT INDEX

Exhibit           Description

13.1       Ball Corporation and Subsidiaries
           Consolidated Financial Statements
           For the year ended December 31, 1995
13.2       Ball Corporation and Subsidiaries
           Unaudited Condensed Consolidated Financial Statements
           For the nine month period ended September 29, 1996
23.1       Consent of Independent Accountants
27.1       Restated Financial Data Schedule for the year ended December 31, 1995
27.2       Restated Financial Data Schedule for the year ended December 31, 1994
27.3 Restated Financial Data Schedule for the nine month period ended September 29, 1996
27.4 Restated Financial Data Schedule for the nine month period ended October 1, 1995
27.5       Restated Financial Data Schedule for  the  six   month  period  ended
           June 30, 1996
27.6       Restated Financial Data Schedule for  the  six  month   period  ended
           July 2, 1995
27.7 Restated Financial Data Schedule for the three month period ended March 31, 1996
27.8 Restated Financial Data Schedule for the three month period ended April 2, 1995